Cambria Cannabis ETF
Schedule of Investments
January 31, 2025 (Unaudited)

Sector Weightings
Consumer Staples	62.0	%(a)
Health Care	29.3	%(a)
Information Technology	6.1%
Financials	2.6%
	100.0%

Percentages are stated as a percent of total investments, excluding short-term investments.

(a) To the extent that the Fund invests a significant portion of its assets in securities of companies of a single sector, it is more likely to be impacted by events or conditions affecting the sector.

COMMON STOCKS - 56.7%	Shares	Value
Consumer Staples - 36.0%(a)
Altria Group, Inc.	12,203	$637,363
Boston Beer Co., Inc. - Class A (b)	1,688	423,131
British American Tobacco PLC	18,640	738,879
Imperial Brands PLC	22,209	749,277
Philip Morris International, Inc.	5,307	690,971
Turning Point Brands, Inc.	10,895	694,447
Universal Corp.	6,631	352,239
Village Farms International, Inc. (b)	978,157	772,744
		5,059,051

Health Care - 17.1%
Cronos Group, Inc. (b)	362,965	689,634
High Tide, Inc. (b)	228,106	616,821
Jazz Pharmaceuticals PLC (b)	2,803	348,609
Rubicon Organics, Inc. (b)	283,725	64,423
SNDL, Inc. (b)	389,399	677,554
		2,397,041

Information Technology - 3.6%
WM Technology, Inc. (b)	359,771	496,484
TOTAL COMMON STOCKS (Cost $9,036,763)		7,952,576

REAL ESTATE INVESTMENT TRUSTS - 1.5%
Financials - 1.5%
Advanced Flower Capital, Inc.	26,044	211,999
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $314,639)		211,999

SHORT-TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
First American Treasury Obligations Fund - Class X, 4.31% (c)	142,814	142,814
TOTAL SHORT-TERM INVESTMENTS (Cost $142,814)		142,814

TOTAL INVESTMENTS - 59.2% (Cost $9,494,216)		8,307,389
Other Assets in Excess of Liabilities - 40.8%		5,732,667
TOTAL NET ASSETS - 100.0%		$14,040,056
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b) (c)	Non-income producing security. The rate show represents the 7-day annualized effective yield as of January 31, 2025.

Cambria Cannabis ETF
Schedule of Total Return Swap Contracts
January 31, 2025 (Unaudited)

Reference Entity	Counterparty	Long/Short	Financing Rate(a)	Payment Frequency	Maturity Date	Notional Amount	Upfront Payments (Receipts)	Value/ Unrealized Appreciation (Depreciation)(b)
Cresco Labs, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	$235,709	$-	$-
Glass House Brands, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	1,077,104	-	-
Green Thumb Industries, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	860,723	-	-
Grown Rogue International, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	1,278,627	-	-
Jones Soda Co.	Nomura Securities International, Inc.	Long	OBFR + 1.50%	Monthly	04/17/2025	119,437	-	-
TerrAscend Corp.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	256,171	-	-
Trulieve Cannabis Corp.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	551,046	-	-
Vireo Growth, Inc.	Nomura Securities International, Inc.	Long	OBFR + 1.55%	Monthly	04/17/2025	714,634	-	-
							$-	$-

(a)	Floating rate based on the Overnight Bank Funding Rate (“OBFR”), which was 4.33% as of January 31, 2025.
(b)	As of January 31, 2025, the balance of unrealized appreciation (depreciation) of swap contracts was $0 due to the reset of swaps on January 31, 2025.

There are no upfront payments or receipts associated with total return swaps in the Fund as of January 31, 2025.

The average monthly notional value of long swap contracts during the period ended January 31, 2025, was $3,208,785.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Cambria Cannabis ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$7,952,576	$–	$–	$7,952,576
Real Estate Investment Trusts	211,999	–	–	211,999
Money Market Funds	142,814	–	–	142,814
Total Investments	$8,307,389	$–	$–	$8,307,389

Liabilities:

Other Financial Instruments:
Total Return Swaps(a)	$–	$–	$–	$–
Total Other Financial Instruments	$–	$–	$–	$–

(a) The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of January 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.